THIRD QUARTER 2015
Supplemental Information

Investor and Media Contact
American Assets Trust
Robert F. Barton
Executive Vice President and Chief Financial Officer
858-350-2607

American Assets Trust, Inc.'s Portfolio is concentrated in high-barrier-to-entry markets with favorable supply/demand characteristics

	Retail	Office	Multifamily		Mixed-Use
Market	Square Feet	Square Feet	Units		Square Feet	Suites
San Diego	1,195,690	705,650	922	(1)	—	—

San Francisco	35,156	516,985	—		—	—

Oahu	549,308	—	—		96,707	369

Monterey	675,678	—	—		—	—

San Antonio	589,501	—	—		—	—

Portland	—	942,844	177	(2)	—	—

Seattle	—	494,781	—		—	—

Total	3,045,333	2,660,260	1,099		96,707	369

		Square Feet		%
Note: Circled areas represent all markets in which American Assets Trust, Inc. (the "Company") currently owns and operates its real estate assets. Size of circle denotes approximation of square feet / units. Net rentable square footage may be adjusted from the prior periods to reflect re-measurement of leased space at the properties.	Retail	3.0	million	53%
	Office	2.7	million	47%
Data is as of September 30, 2015.	Totals	5.7	million
(1) Includes 122 RV spaces.
(2) Reflects completion of multifamily units of the Velomor building at Hassalo on Eighth.

Third Quarter 2015 Supplemental Information	Page 2

This Supplemental Information contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: adverse economic or real estate developments in our markets; our failure to generate sufficient cash flows to service our outstanding indebtedness; defaults on, early terminations of or non-renewal of leases by tenants, including significant tenants; difficulties in identifying properties to acquire and completing acquisitions; difficulties in completing dispositions; our failure to successfully operate acquired properties and operations; our inability to develop or redevelop our properties due to market conditions; fluctuations in interest rates and increased operating costs; risks related to joint venture arrangements; our failure to obtain necessary outside financing; on-going litigation; general economic conditions; financial market fluctuations; risks that affect the general retail, office, multifamily and mixed-use environment; the competitive environment in which we operate; decreased rental rates or increased vacancy rates; conflicts of interests with our officers or directors; lack or insufficient amounts of insurance; environmental uncertainties and risks related to adverse weather conditions and natural disasters; other factors affecting the real estate industry generally; limitations imposed on our business and our ability to satisfy complex rules in order for us to continue to qualify as a REIT for U.S. federal income tax purposes; and changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other changes. For a further discussion of these and other factors that could impact our future results, refer to our most recent Annual Report on Form 10-K and other risks described in documents subsequently filed by us from time to time with the Securities and Exchange Commission.

Third Quarter 2015 Supplemental Information	Page 3

FINANCIAL HIGHLIGHTS

Third Quarter 2015 Supplemental Information	Page 4

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except shares and per share data)	September 30, 2015	December 31, 2014
	(unaudited)	(audited)
ASSETS
Real estate, at cost
Operating real estate	$1,994,925	$1,931,698
Construction in progress	229,212	195,736
Held for development	9,423	9,390
	2,233,560	2,136,824
Accumulated depreciation	(396,464)	(361,424)
Net real estate	1,837,096	1,775,400
Cash and cash equivalents	40,158	59,357
Restricted cash	25,208	10,994
Accounts receivable, net	8,151	6,727
Deferred rent receivable, net	37,714	35,883
Other assets, net	47,748	53,401
TOTAL ASSETS	$1,996,075	$1,941,762
LIABILITIES AND EQUITY
LIABILITIES:
Secured notes payable	$579,449	$812,811
Unsecured notes payable	450,000	250,000
Unsecured line of credit	25,000	—
Accounts payable and accrued expenses	50,806	50,861
Security deposits payable	5,781	5,521
Other liabilities and deferred credits, net	52,526	55,993
Total liabilities	1,163,562	1,175,186
Commitments and contingencies
EQUITY:
American Assets Trust, Inc. stockholders' equity
Common stock, $0.01 par value, 490,000,000 shares authorized, 45,349,121 and 43,701,669 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively	454	437
Additional paid in capital	863,515	795,065
Accumulated dividends in excess of net income	(60,976)	(60,291)
Accumulated other comprehensive income	(1,030)	92
Total American Assets Trust, Inc. stockholders' equity	801,963	735,303
Noncontrolling interests	30,550	31,273
Total equity	832,513	766,576
TOTAL LIABILITIES AND EQUITY	$1,996,075	$1,941,762

Third Quarter 2015 Supplemental Information	Page 5

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited, amounts in thousands, except shares and per share data)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
REVENUE:
Rental income	$67,471	$63,593	$193,776	$182,868
Other property income	3,818	3,750	10,317	10,654
Total revenue	71,289	67,343	204,093	193,522
EXPENSES:
Rental expenses	18,985	17,374	52,810	50,494
Real estate taxes	6,676	5,899	18,710	17,054
General and administrative	6,357	4,682	16,161	13,929
Depreciation and amortization	15,761	16,352	46,154	50,902
Total operating expenses	47,779	44,307	133,835	132,379
OPERATING INCOME	23,510	23,036	70,258	61,143
Interest expense	(11,258)	(13,325)	(34,250)	(40,396)
Gain on sale of real estate	7,121	—	7,121	—
Other income (expense), net	(347)	(621)	(440)	352
NET INCOME	19,026	9,090	42,689	21,099
Net income attributable to restricted shares	(32)	(95)	(115)	(259)
Net income attributable to unitholders in the Operating Partnership	(5,432)	(2,578)	(12,277)	(6,108)
NET INCOME ATTRIBUTABLE TO AMERICAN ASSETS TRUST, INC. STOCKHOLDERS	$13,562	$6,417	$30,297	$14,732

EARNINGS PER COMMON SHARE
Basic income attributable to common stockholders per share	$0.30	$0.15	$0.69	$0.35
Weighted average shares of common stock outstanding - basic	44,998,281	42,539,019	44,176,007	41,653,229
Diluted income attributable to common stockholders per share	$0.30	$0.15	$0.69	$0.35
Weighted average shares of common stock outstanding - diluted	62,897,797	60,444,276	62,076,238	59,559,944

Third Quarter 2015 Supplemental Information	Page 6

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited, amounts in thousands, except shares and per share data)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Funds from Operations (FFO) (1)
Net income	$19,026	$9,090	$42,689	$21,099
Depreciation and amortization of real estate assets	15,761	16,352	46,154	50,902
Gain on sale of real estate	(7,121)	—	(7,121)	—
FFO, as defined by NAREIT	27,666	25,442	81,722	72,001
Less: Nonforfeitable dividends on incentive stock awards	(30)	(25)	(108)	(96)
FFO attributable to common stock and common units	$27,636	$25,417	$81,614	$71,905

FFO per diluted share/unit	$0.44	$0.42	$1.31	$1.20

Weighted average number of common shares and common units, diluted (2)	62,900,588	60,742,610	62,079,137	59,857,742

Funds Available for Distribution (FAD) (1)	$19,453	$20,209	$58,804	$54,611

Dividends
Dividends declared and paid	$14,711	$13,535	$43,585	$39,988
Dividends declared and paid per share/unit	$0.2325	$0.2200	$0.6975	$0.6600

Third Quarter 2015 Supplemental Information	Page 7

FUNDS FROM OPERATIONS, FFO AS ADJUSTED & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)

(Unaudited, amounts in thousands, except shares and per share data)	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Funds Available for Distribution (FAD) (1)
FFO	$27,666	$25,442	$81,722	$72,001
Adjustments:
Tenant improvements, leasing commissions and maintenance capital expenditures	(8,076)	(5,640)	(23,786)	(18,376)
Net effect of straight-line rents (3)	(862)	(925)	(2,202)	(2,663)
Amortization of net above (below) market rents (4)	(727)	(729)	(2,174)	(1,971)
Net effect of other lease intangibles (5)	15	26	55	99
Amortization of debt issuance costs and debt fair value adjustment	1,054	1,015	3,160	3,046
Non-cash compensation expense	413	1,045	2,137	2,571
Nonforfeitable dividends on incentive stock awards	(30)	(25)	(108)	(96)
FAD	$19,453	$20,209	$58,804	$54,611

Summary of Capital Expenditures
Tenant improvements and leasing commissions	$5,170	$3,722	$14,891	$9,420
Maintenance capital expenditures	2,906	1,918	8,895	8,956
	$8,076	$5,640	$23,786	$18,376

Notes:

(1)	See Glossary of Terms.

(2)
For the three and nine months ended September 30, 2015 and 2014, the weighted average common shares and common units used to compute FFO per diluted share/unit include operating partnership common units and unvested restricted stock awards that are subject to time vesting. The shares/units used to compute FFO per diluted share/unit include additional shares/units which were excluded from the computation of diluted EPS, as they were anti-dilutive for the periods presented.

(3)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(4)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(5)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Third Quarter 2015 Supplemental Information	Page 8

CORPORATE GUIDANCE

(Unaudited, amounts in thousands, except share and per share data)

	Prior 2015 Guidance Range (1) (2)		Revised 2015 Guidance Range (2)
Funds from Operations (FFO):
Net income	$46,452	$48,971	$47,323	$48,465
Depreciation and amortization of real estate assets	61,320	61,320	61,438	61,438
FFO, as defined by NAREIT	107,772	110,291	108,761	109,903
Less: Nonforfeitable dividends on incentive stock awards	(154)	(154)	(146)	(146)
FFO attributable to common stock and units	$107,618	$110,137	$108,615	$109,757
Weighted average number of common shares and units, diluted	62,214,696	62,214,696	62,395,952	62,395,952
FFO per diluted share, updated	$1.73	$1.77	$1.74	$1.76

	2016 Guidance Range (2)
Funds from Operations (FFO):
Net income	$54,478	$58,241
Depreciation and amortization of real estate assets	60,666	60,666
FFO, as defined by NAREIT	115,144	118,907
Less: Nonforfeitable dividends on incentive stock awards	(152)	(152)
FFO attributable to common stock and units	$114,992	$118,755
Weighted average number of common shares and units, diluted	63,196,710	63,196,710
FFO per diluted share	$1.82	$1.88

Notes:

(1)	Prior 2015 Guidance Range as reported in the Company's Second Quarter 2015 Supplemental Information report.

(2)	The Company's guidance excludes any impact from future acquisitions, dispositions, equity issuances or repurchases, future debt financings or repayments.

These estimates are forward-looking and reflect management's view of current and future market conditions, including certain assumptions with respect to leasing activity, rental rates, occupancy levels, interest rates and the amount and timing of acquisition and development activities. Our actual results may differ materially from these estimates.

Third Quarter 2015 Supplemental Information	Page 9

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI)

(Unaudited, amounts in thousands)	Three Months Ended September 30, 2015
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$24,856	$17,815	$4,617	$16,312	$63,600
Non-same store portfolio (1)	114	7,193	382	—	7,689
Total	24,970	25,008	4,999	16,312	71,289
Real estate expenses
Same-store portfolio	6,732	4,765	1,690	9,510	22,697
Non-same store portfolio (1)	95	2,433	436	—	2,964
Total	6,827	7,198	2,126	9,510	25,661
Net Operating Income (NOI), GAAP basis
Same-store portfolio	18,124	13,050	2,927	6,802	40,903
Non-same store portfolio (1)	19	4,760	(54)	—	4,725
Total	$18,143	$17,810	$2,873	$6,802	$45,628
Same-store portfolio NOI, GAAP basis	$18,124	$13,050	$2,927	$6,802	$40,903
Net effect of straight-line rents (2)	(35)	(813)	—	105	(743)
Amortization of net above (below) market rents (3)	(294)	(582)	—	117	(759)
Net effect of other lease intangibles (4)	—	(48)	—	(31)	(79)
Same-store portfolio NOI, cash basis	$17,795	$11,607	$2,927	$6,993	$39,322

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on September 30, 2015 and 2014. See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our lease of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Third Quarter 2015 Supplemental Information	Page 10

SAME-STORE PORTFOLIO NET OPERATING INCOME (NOI) (CONTINUED)

(Unaudited, amounts in thousands)	Nine Months Ended September 30, 2015
	Retail	Office	Multifamily	Mixed-Use	Total
Real estate rental revenue
Same-store portfolio	$72,737	$51,900	$13,372	$44,334	$182,343
Non-same store portfolio (1)	647	20,721	382	—	21,750
Total	73,384	72,621	13,754	44,334	204,093
Real estate expenses
Same-store portfolio	18,765	13,892	4,816	26,176	63,649
Non-same store portfolio (1)	320	7,115	436	—	7,871
Total	19,085	21,007	5,252	26,176	71,520
Net Operating Income (NOI), GAAP basis
Same-store portfolio	53,972	38,008	8,556	18,158	118,694
Non-same store portfolio (1)	327	13,606	(54)	—	13,879
Total	$54,299	$51,614	$8,502	$18,158	$132,573
Same-store portfolio NOI, GAAP basis	$53,972	$38,008	$8,556	$18,158	$118,694
Net effect of straight-line rents (2)	(12)	(1,862)	—	68	(1,806)
Amortization of net above (below) market rents (3)	(902)	(1,744)	—	357	(2,289)
Net effect of other lease intangibles (4)	—	(131)	—	(93)	(224)
Same-store portfolio NOI, cash basis	$53,058	$34,271	$8,556	$18,490	$114,375

Notes:

(1)	Same-store portfolio and non-same store portfolio are determined based on properties held on September 30, 2015 and 2014. See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our lease of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Third Quarter 2015 Supplemental Information	Page 11

SAME-STORE PORTFOLIO NOI COMPARISON EXCLUDING REDEVELOPMENT

(Unaudited, amounts in thousands)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2015	2014	Change	2015	2014	Change
Cash Basis:
Retail	$17,795	$17,235	3.2%	$53,058	$50,177	5.7%
Office	11,607	10,950	6.0	34,271	31,669	8.2
Multifamily	2,927	2,788	5.0	8,556	8,147	5.0
Mixed-Use	6,993	6,759	3.5	18,490	17,015	8.7
	$39,322	$37,732	4.2%	$114,375	$107,008	6.9%

GAAP Basis:
Retail	$18,124	$17,856	1.5%	$53,972	$51,606	4.6%
Office	13,050	11,730	11.3	38,008	34,571	9.9
Multifamily	2,927	2,788	5.0	8,556	8,147	5.0
Mixed-Use	6,802	6,699	1.5	18,158	16,854	7.7
	$40,903	$39,073	4.7%	$118,694	$111,178	6.8%

Third Quarter 2015 Supplemental Information	Page 12

SAME-STORE PORTFOLIO NOI COMPARISON WITH REDEVELOPMENT

(Unaudited, amounts in thousands)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2015	2014	Change	2015	2014	Change
Cash Basis:
Retail	$17,795	$17,235	3.2%	$53,058	$50,177	5.7%
Office	16,487	15,546	6.1	47,991	45,670	5.1
Multifamily	2,927	2,788	5.0	8,556	8,147	5.0
Mixed-Use	6,993	6,759	3.5	18,490	17,015	8.7
	$44,202	$42,328	4.4%	$128,095	$121,009	5.9%

GAAP Basis:
Retail	$18,124	$17,856	1.5%	$53,972	$51,606	4.6%
Office	17,812	16,614	7.2	51,617	48,937	5.5
Multifamily	2,927	2,788	5.0	8,556	8,147	5.0
Mixed-Use	6,802	6,699	1.5	18,158	16,854	7.7
	$45,665	$43,957	3.9%	$132,303	$125,544	5.4%

Third Quarter 2015 Supplemental Information	Page 13

NOI BY REGION

(Unaudited, amounts in thousands)	Three Months Ended September 30, 2015
	Retail	Office	Multifamily	Mixed-Use	Total
Southern California
NOI, GAAP basis (1)	$7,571	$4,176	$2,927	$—	$14,674
Net effect of straight-line rents (2)	(255)	(55)	—	—	(310)
Amortization of net above (below) market rents (3)	(193)	—	—	—	(193)
Net effect of other lease intangibles (4)	—	93	—	—	93
NOI, cash basis	7,123	4,214	2,927	—	14,264
Northern California
NOI, GAAP basis (1)	2,889	4,947	—	—	7,836
Net effect of straight-line rents (2)	13	(380)	—	—	(367)
Amortization of net above (below) market rents (3)	(97)	(179)	—	—	(276)
Net effect of other lease intangibles (4)	—	(52)	—	—	(52)
NOI, cash basis	2,805	4,336	—	—	7,141
Hawaii
NOI, GAAP basis (1)	4,471	—	—	6,802	11,273
Net effect of straight-line rents (2)	163	—	—	105	268
Amortization of net above (below) market rents (3)	52	—	—	117	169
Net effect of other lease intangibles (4)	—	—	—	(31)	(31)
NOI, cash basis	4,686	—	—	6,993	11,679
Oregon
NOI, GAAP basis (1)	—	4,388	(54)	—	4,334
Net effect of straight-line rents (2)	—	(424)	(107)	—	(531)
Amortization of net above (below) market rents (3)	—	(63)	—	—	(63)
Net effect of other lease intangibles (4)	—	5	—	—	5
NOI, cash basis	—	3,906	(161)	—	3,745
Texas
NOI, GAAP basis (1)	3,212	—	—	—	3,212
Net effect of straight-line rents (2)	39	—	—	—	39
Amortization of net above (below) market rents (3)	(56)	—	—	—	(56)
NOI, cash basis	3,195	—	—	—	3,195
Washington
NOI, GAAP basis (1)	—	4,299	—	—	4,299
Net effect of straight-line rents (2)	—	39	—	—	39
Amortization of net above (below) market rents (3)	—	(308)	—	—	(308)
NOI, cash basis	—	4,030	—	—	4,030
Total
NOI, GAAP basis (1)	18,143	17,810	2,873	6,802	45,628
Net effect of straight-line rents (2)	(40)	(820)	(107)	105	(862)
Amortization of net above (below) market rents (3)	(294)	(550)	—	117	(727)
Net effect of other lease intangibles (4)	—	46	—	(31)	15
NOI, cash basis	$17,809	$16,486	$2,766	$6,993	$44,054
Notes:

(1)	See Glossary of Terms.

(2)	Represents the straight-line rent income recognized during the period offset by cash received during the period and the provision for bad debts recorded for deferred rent receivable balances.

(3)	Represents the adjustment related to the acquisition of buildings with above (below) market rents.

(4)
Represents adjustments related to amortization of lease incentives paid to tenants and amortization of lease intangibles and straight-line rent expense for our leases of the Annex at The Landmark at One Market and retail space at Waikiki Beach Walk - Retail.

Third Quarter 2015 Supplemental Information	Page 14

NOI BREAKDOWN

Three Months Ended September 30, 2015

Portfolio NOI, Cash Basis Breakdown

Portfolio Diversification by Geographic Region

Portfolio NOI, GAAP Basis Breakdown

Portfolio Diversification by Geographic Region

Portfolio Diversification by Segment

Portfolio Diversification by Segment

Third Quarter 2015 Supplemental Information	Page 15

PROPERTY REVENUE AND OPERATING EXPENSES

(Unaudited, amounts in thousands)	Three Months Ended September 30, 2015
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Retail Portfolio
Carmel Country Plaza	$903	$22	$191	$(176)
Carmel Mountain Plaza	3,021	44	818	(863)
South Bay Marketplace	565	6	204	(197)
Rancho Carmel Plaza (5)	75	6	24	(38)
Lomas Santa Fe Plaza	1,300	12	317	(404)
Solana Beach Towne Centre	1,475	16	462	(461)
Del Monte Center	2,407	284	1,063	(1,253)
Geary Marketplace	298	1	135	(130)
The Shops at Kalakaua	462	24	37	(68)
Waikele Center	4,200	348	1,064	(1,381)
Alamo Quarry Market	3,376	50	1,570	(1,801)
Subtotal Retail Portfolio	$18,082	$813	$5,885	$(6,772)
Office Portfolio
Torrey Reserve Campus (6)	$3,939	$254	$229	$(1,198)
Solana Beach Corporate Centre	1,659	6	95	(488)
The Landmark at One Market	5,341	48	150	(1,992)
One Beach Street	959	8	79	(257)
First & Main	2,587	172	248	(751)
Lloyd District Portfolio (6)	2,680	466	21	(1,233)
City Center Bellevue	4,321	677	361	(1,329)
Subtotal Office Portfolio	$21,486	$1,631	$1,183	$(7,248)
Multifamily Portfolio
Loma Palisades	$2,884	$219	$—	$(1,029)
Imperial Beach Gardens	746	59	—	(321)
Mariner's Point	350	34	—	(131)
Santa Fe Park RV Resort	301	26	—	(208)
Hassalo on Eighth (7)	392	11	—	(412)
Subtotal Multifamily Portfolio	$4,673	$349	$—	$(2,101)

Third Quarter 2015 Supplemental Information	Page 16

PROPERTY REVENUE AND OPERATING EXPENSES (CONTINUED)

(Unaudited, amounts in thousands)	Three Months Ended September 30, 2015
		Additional		Property
		Property	Billed Expense	Operating
Property	Base Rent (1)	Income (2)	Reimbursements (3)	Expenses (4)
Mixed-Use Portfolio
Waikiki Beach Walk - Retail	$2,717	$1,162	$982	$(1,852)
Waikiki Beach Walk - Embassy Suites™	10,796	769	—	(7,581)
Subtotal Mixed-Use Portfolio	$13,513	$1,931	$982	$(9,433)
Total	$57,754	$4,724	$8,050	$(25,554)

Notes:

(1)
Base rent for our retail and office portfolio and the retail portion of our mixed-use portfolio represents base rent for the three months ended September 30, 2015 (before abatements) and excludes the impact of straight-line rent and above (below) market rent adjustments. Total abatements for our retail and office portfolio were approximately $148 and $565, respectively, for the three months ended September 30, 2015. There were no abatements for the retail portion of our mixed-use portfolio for the three months ended September 30, 2015. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. Multifamily portfolio base rent represents base rent (including parking, before abatements) less vacancy allowance and employee rent credits and includes additional rents (additional rents include insufficient notice penalties, month-to-month charges and pet rent). There were $132 of abatements for our multifamily portfolio for the three months ended September 30, 2015. For Waikiki Beach Walk - Embassy Suites TM, base rent is equal to the actual room revenue for the three months ended September 30, 2015.

(2)
Represents additional property-related income for the three months ended September 30, 2015, which includes: (i) percentage rent, (ii) other rent (such as storage rent, license fees and association fees) and (iii) other property income (such as late fees, default fees, lease termination fees, parking revenue, the reimbursement of general excise taxes, laundry income and food and beverage sales).

(3)	Represents billed tenant expense reimbursements for the three months ended September 30, 2015.

(4)
Represents property operating expenses for the three months ended September 30, 2015. Property operating expenses includes all rental expenses, except non cash rent expense and the provision for bad debt recorded for deferred rent receivables.

(5)	Rancho Carmel Plaza was sold on August 6, 2015. Amounts represent the property's revenue and expenses for the period July 1, 2015 through the sale date of August 6, 2015.

(6)
Base rent shown includes amounts related to American Assets Trust, L.P.'s leases at Torrey Reserve Campus and Lloyd District Portfolio. This intercompany rent is eliminated in the consolidated statement of operations. The base rent and abatements were both $212 for the three months ended September 30, 2015.

(7)
The Hassalo on Eighth property is comprised of three multifamily buildings: Velomor, Aster Tower and Elwood. On July 2, 2015, the Velomor building at Hassalo on Eighth became available for occupancy by residential tenants. The Aster Tower and Elwood buildings became available for occupancy by residential tenants in October of 2015.

Third Quarter 2015 Supplemental Information	Page 17

SEGMENT CAPITAL EXPENDITURES

(Unaudited, amounts in thousands)	Three Months Ended September 30, 2015
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development		Total Capital Expenditures
Retail Portfolio	$2,279	$261	$2,540	$—	$4		$2,544
Office Portfolio	2,819	2,301	5,120	600	1,896		7,616
Multifamily Portfolio	59	307	366	1,256	15,056	(1)	16,678
Mixed-Use Portfolio	13	37	50	—	—		50
Total	$5,170	$2,906	$8,076	$1,856	$16,956		$26,888

	Nine Months Ended September 30, 2015
Segment	Tenant Improvements and Leasing Commissions	Maintenance Capital Expenditures	Total Tenant Improvements, Leasing Commissions and Maintenance Capital Expenditures	Redevelopment and Expansions	New Development		Total Capital Expenditures
Retail Portfolio	$4,056	$943	$4,999	$161	$75		$5,235
Office Portfolio	10,485	7,140	17,625	12,406	7,171		37,202
Multifamily Portfolio	59	516	575	1,259	73,540	(1)	75,374
Mixed-Use Portfolio	291	296	587	—	—		587
Total	$14,891	$8,895	$23,786	$13,826	$80,786		$118,398

(1) New Development capital expenditures include capital expenditures incurred for the Lloyd District Portfolio - Phase I project which consists of 657 multifamily units and 47,000 square feet of retail space. All capital expenditures incurred for the Lloyd District Portfolio - Phase I are included in the Multifamily Portfolio segment.

Third Quarter 2015 Supplemental Information	Page 18

SUMMARY OF OUTSTANDING DEBT

(Amounts in thousands)	Amount
	Outstanding at		Annual Debt		Balance at
Debt	September 30, 2015	Interest Rate	Service	Maturity Date	Maturity
First & Main (1)	84,500	3.97%	86,762	July 1, 2016	84,500
Imperial Beach Gardens (1)	20,000	6.16%	21,253	September 1, 2016	20,000
Mariner's Point (1)	7,700	6.09%	8,177	September 1, 2016	7,700
South Bay Marketplace (1)	23,000	5.48%	1,281	February 10, 2017	23,000
Waikiki Beach Walk - Retail (1)	130,310	5.39%	7,137	July 1, 2017	130,310
Solana Beach Corporate Centre III-IV (2)	36,038	6.39%	2,798	August 1, 2017	35,136
Loma Palisades (1)	73,744	6.09%	4,566	July 1, 2018	73,744
One Beach Street (1)	21,900	3.94%	877	April 1, 2019	21,900
Torrey Reserve - North Court (2)	20,833	7.22%	1,836	June 1, 2019	19,443
Torrey Reserve - VCI, VCII, VCIII (2)	7,023	6.36%	560	June 1, 2020	6,439
Solana Beach Corporate Centre I-II (2)	11,167	5.91%	855	June 1, 2020	10,169
Solana Beach Towne Centre (2)	37,222	5.91%	2,849	June 1, 2020	33,898
City Center Bellevue (1)	111,000	3.98%	4,491	November 1, 2022	111,000
Total / Weighted Average	$584,437	5.17%	$143,442		$577,239
Unamortized fair value adjustment	(4,988)
Secured Notes Payable	$579,449

Series A Notes (3)	$150,000	3.88%	$6,060	October 31, 2021	$150,000
Series B Notes (4)	100,000	4.45%	4,450	February 2, 2025	100,000
Series C Notes (5)	100,000	4.50%	4,500	April 1, 2025	100,000
Term Loan (6)	100,000	3.08%	3,134	January 9, 2019	100,000
Unsecured Notes Payable	$450,000		$18,144		$450,000

Unsecured Line of Credit (7)	$25,000
Notes:

(1)	Interest only.

(2)	Principal payments based on a 30-year amortization schedule.

(3)
$150 million of 4.04% Senior Guaranteed Notes, Series A, due October 31, 2021. Net of the settlement of the forward-starting interest rate swap, the fixed interest rate in accordance with GAAP for the Series A Notes is approximately 3.88% per annum, through maturity.

(4)	$100 million of 4.45% Senior Guaranteed Notes, Series B, due February 2, 2025.

(5)	$100 million of 4.50% Senior Guaranteed Notes, Series C, due April 1, 2025.

(6)
The term loan matures in January 2016 and we have three 12-month options to extend its maturity to 2019. The term loan accrues interest at a variable rate, which we fixed as part of an interest rate swap for an all-in interest rate of 3.08%.

(7)
The unsecured revolving line of credit (the "Revolver Loan") has a capacity of $250 million plus an accordion feature that may allow us to increase the availability thereunder up to an additional $250 million , subject to meeting specified requirements and obtaining additional commitments from lenders. The Revolver Loan initially matures on January 9, 2018 and we have two six-month options to extend its maturity to January 9, 2019. The Revolver Loan currently accrues interest at LIBOR, plus a spread which ranges from 1.35%-1.95%, based on our consolidated leverage ratio.

Third Quarter 2015 Supplemental Information	Page 19

MARKET CAPITALIZATION

(Amounts in thousands, except per share data)

Market data	September 30, 2015
Common shares outstanding	45,349
Common units outstanding	17,900
Common shares and common units outstanding	63,249
Market price per common share	$40.86
Equity market capitalization	$2,584,354
Total debt	$1,059,437
Total market capitalization	$3,643,791
Less: Cash on hand	$(40,158)
Total enterprise value	$3,603,633
Total assets, gross	$2,392,539
Total unencumbered assets, gross	$1,317,931

Total debt/Total capitalization	29.1%
Total debt/Total enterprise value	29.4%
Net debt/Total enterprise value (1)	28.3%
Total debt/Total assets, gross	44.3%
Net debt/Total assets, gross (1)	42.6%
Total unencumbered assets, gross/Unsecured debt	277.5%

Total debt/EBITDA (2)(3)	6.7	x
Net debt/EBITDA (1)(2)(3)	6.5	x
Interest coverage ratio (4)	3.2	x
Fixed charge coverage ratio (4)	3.2	x

Weighted Average Fixed Interest Rate	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
	—%	4.5%	5.6%	6.1%	3.8%	6.0%	3.9%	4.0%	—%	—%	4.5%

Total Weighed Average Fixed Interest Rate:	4.6%
Weighted Average Term to Maturity:	4.8 years

Credit Ratings
Rating Agency	Rating	Outlook
Fitch	BBB	Stable
Moody's	Baa3	Stable
Standard & Poors	BBB-	Stable

Notes:

(1)	Net debt is equal to total debt less cash on hand.

(2)	See Glossary of Terms for discussion of EBITDA.

(3)	As used here, EBITDA represents the actual for the three months ended September 30, 2015 annualized.

(4)	Calculated as EBITDA divided by interest on borrowed funds, including capitalized interest and excluding debt fair value adjustments and loan fee amortization.

(5)	Assumes the exercise of the three 12-month options to extend the maturity of the unsecured term loan.

Third Quarter 2015 Supplemental Information	Page 20

SUMMARY OF DEVELOPMENT OPPORTUNITIES

Our portfolio has numerous potential opportunities to create future shareholder value. These opportunities could be subject to government approvals, lender consents, tenant consents, market conditions, availability of debt and/or equity financing, etc. Many of these opportunities are in their preliminary stages and may not ultimately come to fruition. This schedule will update as we modify various assumptions and markets conditions change. Square footages and units set forth below are estimates only and ultimately may differ materially from actual square footages and units.

In-Process Development Projects

							Project Costs (in thousands) (2)
		Start Date	Estimated Completion Date	Estimated Stabilization Date (1)	Estimated Rentable Square Feet	Multifamily Units	Three Months	Nine Months	Cost Incurred to Date	Total Estimated Investment	Estimated Stabilized Yield (3)
							Ended	Ended
Property	Location						September 30, 2015	September 30, 2015
Office Property:
Torrey Point (previously Sorrento Pointe)	San Diego, CA	2015	2017	2018	88,000	N/A	$2,091	$3,224	$10,417	$50,137	8.25% - 9.25%

Mixed Use Property:
Hassalo on Eighth	Portland, OR	2013	2015	2017	47,000	657	$6,876	$55,514	$170,597	$182,077	5.75% - 6.25%
L700 Parking Lot Allocation	Portland, OR	2013	2015	2017			-	-	$20,416	$20,416	6.50% - 7.50%
Lloyd District Portfolio - Phase I (5)							$6,876	$55,514	$191,013	$202,493

Development/Redevelopment Pipeline
Property	Property Type	Location	Estimated Rentable Square Feet	Multifamily Units
Solana Beach Corporate Centre (Building 5)	Retail	Solana Beach, CA	10,000	N/A
Lomas Santa Fe Plaza	Retail	Solana Beach, CA	45,000	N/A
Solana Beach - Highway 101 (4)	Mixed Use	Solana Beach, CA	48,000	36
Lloyd District Portfolio - multiple phases (5)	Mixed Use	Portland, OR	TBD	TBD

Notes:

(1)	Based on management's estimation of stabilized occupancy (90%).

(2)
For all properties, project costs exclude capitalized interest cost which is calculated in accordance with Accounting Standards Codification 835-20-50-1. In addition, for the Lloyd District Portfolio, project costs exclude allocated land costs.

(3)	The estimated stabilized yield is calculated based on total estimated project costs, as defined above, when the project has reached stabilized occupancy.

(4)	Represents commercial portion of development opportunity for Solana Beach - Highway 101.

(5)
The Lloyd District Portfolio was acquired in 2011 consisting of approximately 600,000 rentable square feet on more than 16 acres located in the Lloyd District of Portland, Oregon. The portion of the property that has been designated for additional development to include a high density, transit oriented, mixed-use urban village, with the potential to be in excess of approximately 3 million square feet. The entitlement for such development opportunity allows a 12:1 Floor Area Ratio with a 250 foot height limit and provides for retail, office and/or multifamily development.  Phase 1 of our development, known as Hassalo on Eighth, comprises approximately 1 million square feet, and is on time and on budget as described in the table above.  Additional development plans are in the early stages and will continue to progress as demand and economic conditions allow.

Third Quarter 2015 Supplemental Information	Page 21

PORTFOLIO DATA

Third Quarter 2015 Supplemental Information	Page 22

PROPERTY REPORT

As of September 30, 2015				Retail and Office Portfolios
				Net			Annualized
			Number	Rentable			Base Rent
		Year Built/	of	Square	Percentage	Annualized	per Leased
Property	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Retail Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Retail Properties
Carmel Country Plaza	San Diego, CA	1991	9	78,098	96.2%	$3,621,968	$48.21		Sharp Healthcare, San Diego County Credit Union
Carmel Mountain Plaza (7)	San Diego, CA	1994/2014	15	528,416	99.3	12,096,371	23.05	Sears	Sports Authority, Saks Fifth Avenue Off 5th
South Bay Marketplace (7)	San Diego, CA	1997	9	132,877	100.0	2,262,293	17.03		Ross Dress for Less, Grocery Outlet
Lomas Santa Fe Plaza	Solana Beach, CA	1972/1997	9	209,569	95.5	5,246,656	26.22		Vons, Home Goods
Solana Beach Towne Centre	Solana Beach, CA	1973/2000/2004	12	246,730	97.6	5,959,156	24.75		Dixieline Probuild, Marshalls
Del Monte Center (7)	Monterey, CA	1967/1984/2006	16	675,678	98.7	10,272,826	15.40	Macy's, KLA Monterrey	Century Theatres, Macy's Furniture Gallery
Geary Marketplace	Walnut Creek, CA	2012	3	35,156	100.0	1,194,531	33.98		Sprouts Farmer Market, Freebirds Wild Burrito
The Shops at Kalakaua	Honolulu, HI	1971/2006	3	11,671	100.0	1,850,604	158.56		Hawaii Beachware & Fashion, Diesel U.S.A. Inc.
Waikele Center	Waipahu, HI	1993/2008	9	537,637	97.7	17,106,972	32.57	Lowe's, Kmart, Sports Authority	UFC Gym, Old Navy
Alamo Quarry Market (7)	San Antonio, TX	1997/1999	16	589,501	98.5	13,715,877	23.62	Regal Cinemas	Bed Bath & Beyond, Whole Foods Market
Subtotal/Weighted Average Retail Portfolio			101	3,045,333	98.3%	$73,327,254	$24.49
Office Properties
Torrey Reserve Campus	San Diego, CA	1996-2000/2014-present	12	493,435	91.2%	$16,294,411	$36.21
Solana Beach Corporate Centre	Solana Beach, CA	1982/2005	4	212,215	96.9	6,784,882	32.99
The Landmark at One Market (8)	San Francisco, CA	1917/2000	1	419,371	100.0	21,363,027	50.94
One Beach Street	San Francisco, CA	1924/1972/1987/1992	1	97,614	100.0	3,837,405	39.31
First & Main	Portland, OR	2010	1	360,641	97.4	10,202,116	29.04
Lloyd District Portfolio	Portland, OR	1940-2011/present	6	582,203	80.9	10,382,186	22.04
City Center Bellevue	Bellevue, WA	1987	1	494,781	98.1	17,189,003	35.41
Subtotal/Weighted Average Office Portfolio			26	2,660,260	93.2%	$86,053,030	$34.71
Total/Weighted Average Retail and Office Portfolio			127	5,705,593	95.9%	$159,380,284	$29.13

Third Quarter 2015 Supplemental Information	Page 23

PROPERTY REPORT (CONTINUED)

As of September 30, 2015
			Number				Average Monthly
		Year Built/	of		Percentage	Annualized	Base Rent per
Property	Location	Renovated	Buildings	Units	Leased (2)	Base Rent (3)	Leased Unit (4)
Loma Palisades	San Diego, CA	1958/2001-2008	80	548	96.0%	$11,654,256	$1,846
Imperial Beach Gardens	Imperial Beach, CA	1959/2008-present	26	160	98.1	3,050,376	$1,620
Mariner's Point	Imperial Beach, CA	1986	8	88	98.9	1,420,908	$1,361
Santa Fe Park RV Resort (9)	San Diego, CA	1971/2007-2008	1	126	74.0	966,720	$864
Hassalo on Eighth (10)	Portland, OR	2015	1	177	79.7	2,427,804	$1,434
Total/Weighted Average Multifamily Portfolio			116	1,099	91.4%	$19,520,064	$1,619

Mixed-Use Portfolio
			Number	Net Rentable			Annualized Base
		Year Built/	of	Square	Percentage	Annualized	Rent per Leased	Retail
Retail Portion	Location	Renovated	Buildings	Feet (1)	Leased (2)	Base Rent (3)	Square Foot (4)	Anchor Tenant(s) (5)	Other Principal Retail Tenants (6)
Waikiki Beach Walk - Retail	Honolulu, HI	2006	3	96,707	100.0%	$10,877,523	$112.48		Yard House, Roy's

							Annualized
			Number				Revenue per
		Year Built/	of		Average	Average	Available
Hotel Portion	Location	Renovated	Buildings	Units	Occupancy (11)	Daily Rate(10)	Room (10)
Waikiki Beach Walk - Embassy Suites™	Honolulu, HI	2008/2014	2	369	91.8%	$346.33	$318.02
Notes:

(1)
The net rentable square feet for each of our retail properties and the retail portion of our mixed-use property is the sum of (1) the square footages of existing leases, plus (2) for available space, the field-verified square footage. The net rentable square feet for each of our office properties is the sum of (1) the square footages of existing leases, plus (2) for available space, management’s estimate of net rentable square feet based, in part, on past leases. The net rentable square feet included in such office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines. Net rentable square footage may be adjusted from the prior periods to reflect re-measurement of leased space at the properties.

(2)
Percentage leased for each of our retail and office properties and the retail portion of the mixed-use property includes square footage under leases as of September 30, 2015, including leases which may not have commenced as of September 30, 2015. Percentage leased for our multifamily properties includes total units rented as of September 30, 2015.

(3)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended September 30, 2015 by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4)
Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of September 30, 2015. Annualized base rent per leased unit is calculated by dividing annualized base rent by units under lease as of September 30, 2015.

(5)	Retail anchor tenants are defined as retail tenants leasing 50,000 square feet or more.

(6)	Other principal retail tenants are defined as the two tenants leasing the most square footage, excluding anchor tenants.
(7)    Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the following table:

Property	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	Aggregate Annualized Base Rent
Carmel Mountain Plaza	6	125,477	$1,193,816
South Bay Marketplace	1	2,824	$91,320
Del Monte Center	2	295,100	$201,291
Alamo Quarry Market	4	31,994	$470,075

(8)
This property contains 419,371 net rentable square feet consisting of The Landmark at One Market (375,151 net rentable square feet) as well as a separate long-term leasehold interest in approximately 44,220 net rentable square feet of space located in an adjacent six-story leasehold known as the Annex. We currently lease the Annex from an affiliate of the Paramount Group pursuant to a long-term master lease effective through June 30, 2016, which we have the option to extend until 2031 pursuant to three five-year extension options.

(9)
The Santa Fe Park RV Resort is subject to seasonal variation, with higher rates of occupancy occurring during the summer months. During the 12 months ended September 30, 2015, the highest average monthly occupancy rate for this property was 98%, occurring in July 2015. The number of units at the Santa Fe Park RV Resort includes 122 RV spaces and four apartments.

(10)
The Hassalo on Eighth property is comprised of three multifamily buildings: Velomor, Aster Tower and Elwood. On July 2, 2015, the Velomor building at Hassalo on Eighth became available for occupancy by residential tenants. The Aster Tower and Elwood buildings became available for occupancy by residential tenants in October of 2015.

(11)
Average occupancy represents the percentage of available units that were sold during the three months ended September 30, 2015, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for the three months ended September 30, 2015 by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for the three months ended September 30, 2015 and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services.

Third Quarter 2015 Supplemental Information	Page 24

RETAIL LEASING SUMMARY

As of September 30, 2015
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
3rd Quarter 2015	17	100%	56,750	$32.11	$26.12	$340,390	23.0%	29.7%	6.9	$143,000	$2.52
2nd Quarter 2015	17	100%	67,570	$33.59	$28.23	$362,247	19.0%	16.3%	4.3	$154,612	$2.29
1st Quarter 2015	11	100%	25,868	$38.85	$37.31	$39,807	4.1%	7.4%	3.9	$242,280	$9.37
4th Quarter 2014	11	100%	36,693	$36.26	$35.52	$26,917	2.1%	8.4%	4.2	$51,235	$1.40
Total 12 months	56	100%	186,881	$34.39	$30.28	$769,361	13.6%	16.4%	5.0	$591,127	$3.17

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
3rd Quarter 2015	2	12%	2,400	$48.00	$43.56	$10,660	10.2%	29.1%	3.7	$122,000	$50.83
2nd Quarter 2015	5	29%	5,742	$46.02	$39.28	$38,679	17.1%	26.6%	4.8	$90,612	$15.78
1st Quarter 2015	3	27%	9,052	$37.62	$36.57	$9,482	2.9%	8.6%	4.9	$242,280	$26.77
4th Quarter 2014	—	—%	—	$0.00	$0.00	$—	—%	—%	—	$—	$0.00
Total 12 months	10	18%	17,194	$41.87	$38.45	$58,821	8.9%	17.8%	4.7	$454,892	$26.46

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
3rd Quarter 2015	15	88%	54,350	$31.41	$25.35	$329,730	23.9%	29.8%	7.0	$21,000	$0.39
2nd Quarter 2015	12	71%	61,828	$32.44	$27.21	$323,568	19.2%	14.9%	4.3	$64,000	$1.04
1st Quarter 2015	8	73%	16,816	$39.51	$37.71	$30,325	4.8%	6.7%	3.3	$—	$0.00
4th Quarter 2014	11	100%	36,693	$36.26	$35.52	$26,917	2.1%	8.4%	4.2	$51,235	$1.40
Total 12 months	46	82%	169,687	$33.64	$29.45	$710,540	14.2%	16.2%	5.0	$136,235	$0.81

Total Lease Summary - Comparable and Non-Comparable
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
3rd Quarter 2015	21	69,039	$29.57	6.2	$2,518,200	$36.48
2nd Quarter 2015	19	71,656	$32.93	4.4	$156,612	$2.19
1st Quarter 2015	14	39,670	$35.10	5.5	$1,089,032	$27.45
4th Quarter 2014	14	41,696	$35.70	4.2	$70,030	$1.68
Total 12 months	68	222,061	$32.79	5.1	$3,833,874	$17.27
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

Third Quarter 2015 Supplemental Information	Page 25

OFFICE LEASING SUMMARY

As of September 30, 2015
Total Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
3rd Quarter 2015	15	100%	55,312	$35.10	$32.97	$117,556	6.4%	16.2%	3.8	$917,808	$16.59
2nd Quarter 2015	16	100%	129,173	$60.13	$42.93	$2,222,587	40.1%	50.0%	3.7	$1,263,855	$9.78
1st Quarter 2015	12	100%	50,794	$24.84	$23.97	$44,486	3.7%	7.9%	2.1	$51,510	$1.01
4th Quarter 2014	6	100%	139,496	$30.02	$25.10	$686,304	19.6%	31.6%	8.9	$4,855,903	$34.81
Total 12 months	49	100%	374,775	$40.45	$32.25	$3,070,933	25.4%	35.0%	5.4	$7,089,076	$18.91

New Lease Summary - Comparable (1)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
3rd Quarter 2015	4	27%	16,491	$32.70	$29.47	$53,271	11.0%	34.4%	4.5	$735,133	$44.58
2nd Quarter 2015	6	38%	35,716	$40.87	$39.87	$35,791	2.5%	21.1%	6.0	$636,997	$17.84
1st Quarter 2015	2	17%	2,701	$33.60	$32.12	$3,996	4.6%	18.7%	7.5	$51,510	$19.07
4th Quarter 2014	2	33%	62,687	$27.45	$22.18	$330,817	23.8%	58.9%	15.1	$4,855,903	$77.46
Total 12 months	14	29%	117,595	$32.40	$28.80	$423,875	12.5%	39.4%	10.7	$6,279,543	$53.40

Renewal Lease Summary - Comparable (1)(5)
	Number of Leases Signed	% of Comparable Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Prior Rent Per Sq. Ft. (3)	Annual Change in Rent	Cash Basis % Change Over Prior Rent	Straight-Line Basis % Change Over Prior Rent	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
3rd Quarter 2015	11	73%	38,821	$36.11	$34.46	$64,285	4.8%	10.1%	3.5	$182,675	$4.71
2nd Quarter 2015	10	63%	93,457	$67.49	$44.09	$2,186,796	53.1%	59.5%	2.8	$626,858	$6.71
1st Quarter 2015	10	83%	48,093	$24.35	$23.51	$40,490	3.6%	7.1%	1.8	$—	$0.00
4th Quarter 2014	4	67%	76,809	$32.12	$27.49	$355,487	16.8%	12.3%	3.9	$—	$0.00
Total 12 months	35	71%	257,180	$44.12	$33.83	$2,647,058	30.4%	33.3%	3.0	$809,533	$3.15

Total Lease Summary - Comparable and Non-Comparable
	Number of Leases Signed	Net Rentable Square Feet Signed	Contractual Rent Per Sq. Ft. (2)	Weighted Average Lease Term (4)	Tenant Improvements & Incentives	Tenant Improvements & Incentives Per Sq. Ft.

Quarter
3rd Quarter 2015	23	84,573	$34.65	5.5	$2,126,512	$25.14
2nd Quarter 2015	22	153,839	$55.93	4.0	$2,321,713	$15.09
1st Quarter 2015	20	90,134	$32.78	2.9	$853,731	$9.47
4th Quarter 2014	11	214,118	$30.39	9.9	$9,451,166	$44.14
Total 12 months	76	542,664	$38.69	6.4	$14,753,122	$27.19
Notes:

(1)	Comparable leases represent those leases signed on spaces for which there was a previous lease.

(2)	Contractual rent represents contractual minimum rent under the new lease for the first twelve months of the term.

(3)	Prior rent represents the minimum rent paid under the previous lease in the final twelve months of the term.

(4)	Weighted average is calculated on the basis of square footage.

(5)	Excludes renewals at fixed contractual rates specified in the lease.

Third Quarter 2015 Supplemental Information	Page 26

MULTIFAMILY LEASING SUMMARY

As of September 30, 2015
Lease Summary - Loma Palisades
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
3rd Quarter 2015	526	96.0%	$11,654,256	$1,846
2nd Quarter 2015	530	96.7%	$11,236,224	$1,767
1st Quarter 2015	540	98.5%	$11,178,576	$1,726
4th Quarter 2014	547	99.8%	$11,098,908	$1,691

Lease Summary - Imperial Beach Gardens
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
3rd Quarter 2015	157	98.1%	$3,050,376	$1,620
2nd Quarter 2015	152	95.0%	$2,957,808	$1,622
1st Quarter 2015	160	100.0%	$2,851,668	$1,485
4th Quarter 2014	160	100.0%	$2,816,928	$1,467

Lease Summary - Mariner's Point
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
3rd Quarter 2015	87	98.9%	$1,420,908	$1,361
2nd Quarter 2015	85	96.6%	$1,403,760	$1,376
1st Quarter 2015	87	98.9%	$1,285,236	$1,231
4th Quarter 2014	87	98.9%	$1,308,828	$1,253

Lease Summary - Santa Fe Park RV Resort
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
3rd Quarter 2015	93	74.0%	$966,720	$864
2nd Quarter 2015	115	91.0%	$1,312,308	$954
1st Quarter 2015	102	81.0%	$838,920	$685
4th Quarter 2014	101	80.0%	$918,696	$760

Lease Summary - Hassalo on Eighth (4)
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
3rd Quarter 2015	141	79.7%	$2,427,804	$1,434

Total Multifamily Lease Summary
	Number of Leased Units	Percentage leased (1)	Annualized Base Rent (2)	Average Monthly Base Rent per Leased Unit (3)
Quarter
3rd Quarter 2015	1,004	91.4%	$19,520,064	$1,619
2nd Quarter 2015	882	95.7%	$16,910,100	$1,597
1st Quarter 2015	889	96.4%	$16,154,400	$1,515
4th Quarter 2014	895	97.1%	$16,143,360	$1,503
Notes:

(1)	Percentage leased for our multifamily properties includes total units rented as of each respective quarter end date.

(2)	Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) as of each respective quarter end date.

(3)	Annualized base rent per leased unit is calculated by dividing annualized base rent, by units under lease as of each respective quarter end date.

(4)	Reflects completion of multifamily units at the Velomor building at Hassalo on Eighth. The Velomor building became available for occupancy on July 2, 2015.

Third Quarter 2015 Supplemental Information	Page 27

MIXED-USE LEASING SUMMARY

As of September 30, 2015

Lease Summary - Retail Portion
	Number of Leased Square Feet	Percentage leased (1)	Annualized Base Rent (2)	Annualized base Rent per Leased Square Foot (3)
Quarter
3rd Quarter 2015	96,707	100.0%	$10,877,523	$112
2nd Quarter 2015	96,707	100.0%	$10,837,220	$112
1st Quarter 2015	96,707	100.0%	$10,799,806	$112
4th Quarter 2014	96,334	99.6%	$10,591,167	$110

Lease Summary - Hotel Portion
	Number of Leased Units	Average Occupancy (4)	Average Daily Rate (4)	Annualized Revenue per Available Room (4)
Quarter
3rd Quarter 2015	339	91.8%	$346	$318
2nd Quarter 2015	324	87.8%	$296	$260
1st Quarter 2015	328	89.0%	$305	$271
4th Quarter 2014	264	71.6%	$318	$280
Notes:

(1)	Percentage leased for mixed-use property includes square footage under leases as of September 30, 2015, including leases which may not have commenced as of September 30, 2015.

(2)
Annualized base rent is calculated by multiplying base rental payments (defined as cash base rents (before abatements)) for the month ended September 30, 2015 by 12. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(3)	Annualized base rent per leased square foot is calculated by dividing annualized base rent, by square footage under lease as of September 30, 2015.

(4)
Average occupancy represents the percentage of available units that were sold during the three months ended September 30, 2015, and is calculated by dividing the number of units sold by the product of the total number of units and the total number of days in the period. Average daily rate represents the average rate paid for the units sold and is calculated by dividing the total room revenue (i.e., excluding food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services) for each respective quarter period by the number of units sold. Revenue per available room, or RevPAR, represents the total unit revenue per total available units for each respective quarter period and is calculated by multiplying average occupancy by the average daily rate. RevPAR does not include food and beverage revenues or other hotel operations revenues such as telephone, parking and other guest services. Offline rooms in connection with the 2014 room refresh at Embassy Suites Hotel is adjusted for in calculating annualized revenue per available room for the third and fourth quarters of 2014.

Third Quarter 2015 Supplemental Information	Page 28

LEASE EXPIRATIONS

As of September 30, 2015
Assumes no exercise of lease options
	Office					Retail				Mixed-Use (Retail Portion Only)				Total
			% of	% of	Annualized		% of	% of	Annualized		% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring	Retail	Total	Base Rent	Expiring	Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	14,621		0.5%	0.3%	$3.04	7,686	0.3%	0.1%	$29.07	2,063	2.1%	—%	—	24,370	0.4%	$10.99
2015	51,963		2.0	0.9	$30.54	29,858	1.0	0.5	$28.62	905	0.9	—	$334.19	82,726	1.4	$33.17
2016	321,609		12.1	5.5	$31.91	158,379	5.2	2.7	$33.33	11,238	11.6	0.2	$156.37	491,226	8.5	$35.22
2017	373,725		14.0	6.4	$37.31	376,210	12.4	6.5	$25.16	9,967	10.3	0.2	$143.25	759,902	13.1	$32.68
2018	288,744		10.9	5.0	$40.79	1,039,523	34.1	17.9	$20.19	13,212	13.7	0.2	$119.53	1,341,479	23.1	$25.60
2019	297,165		11.2	5.1	$40.98	364,972	12.0	6.3	$27.31	18,896	19.5	0.3	$83.40	681,033	11.7	$34.83
2020	334,602	(2)	12.6	5.8	$40.15	257,966	8.5	4.4	$19.96	19,337	20.0	0.3	$58.44	611,905	10.5	$32.22
2021	161,759		6.1	2.8	$45.51	71,485	2.3	1.2	$49.34	8,365	8.6	0.1	242.73	241,609	4.2	$53.47
2022	33,453		1.3	0.6	$35.33	171,717	5.6	3.0	$32.12	11,464	11.9	0.2	$74.01	216,634	3.7	$34.83
2023	103,970		3.9	1.8	$29.99	56,813	1.9	1.0	$24.52	—	—	—	—	160,783	2.8	$28.06
2024	136,841		5.1	2.4	$32.16	219,127	7.2	3.8	$24.96	1,260	1.3	—	$179.28	357,228	6.2	$28.26
Thereafter	265,265	(3)	10.0	4.6	$25.48	230,210	7.6	4.0	$23.85	—	—	—	—	495,475	8.5	$24.72
Signed Leases Not Commenced	96,223		3.6	1.7	—	9,583	0.3	0.2	—	—	—	—	—	105,806	1.8	—
Available	180,320		6.8	3.1	—	51,804	1.7	0.9	—	—	—	—	—	232,124	4.0	—
Total (4)	2,660,260		100.0%	45.8%	$32.35	3,045,333	100.0%	52.5%	$24.08	96,707	100.0%	1.7%	$112.48	5,802,300	100.0%	$29.35

Assumes all lease options are exercised
	Office					Retail				Mixed-Use (Retail Portion Only)				Total
			% of	% of	Annualized		% of	% of	Annualized		% of	% of	Annualized		% of	Annualized
	Expiring		Office	Total	Base Rent	Expiring	Retail	Total	Base Rent	Expiring	Mixed-Use	Total	Base Rent	Expiring	Total	Base Rent
Year	Sq. Ft.		Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)	Sq. Ft.	Sq. Ft.	Per Sq. Ft.(1)
Month to Month	14,621		0.5%	0.3%	$3.04	7,686	0.3%	0.1%	$29.07	2,063	2.1%	—%	—	24,370	0.4%	$10.99
2015	51,963		2.0	0.9	$30.54	29,858	1.0	0.5	$28.62	905	0.9	—	$334.19	82,726	1.4	$33.17
2016	248,669		9.3	4.3	$32.00	72,012	2.4	1.2	$31.64	7,210	7.5	0.1	$170.75	327,891	5.7	$34.97
2017	69,439		2.6	1.2	$38.47	127,725	4.2	2.2	$28.56	8,927	9.2	0.2	$136.15	206,091	3.6	$36.56
2018	63,496		2.4	1.1	$38.00	71,299	2.3	1.2	$36.50	13,212	13.7	0.2	$119.53	148,007	2.6	$44.56
2019	59,395		2.2	1.0	$40.71	103,979	3.4	1.8	$32.17	7,206	7.5	0.1	$125.01	170,580	2.9	$39.07
2020	149,778		5.6	2.6	$36.17	108,018	3.5	1.9	$26.49	3,015	3.1	0.1	$176.12	260,811	4.5	$33.78
2021	109,708		4.1	1.9	$32.21	63,973	2.1	1.1	$53.98	12,393	12.8	0.2	$206.29	186,074	3.2	$51.29
2022	302,162		11.4	5.2	$35.81	89,880	3.0	1.5	$36.58	11,894	12.3	0.2	$77.84	403,936	7.0	$37.22
2023	162,300		6.1	2.8	$44.17	143,410	4.7	2.5	$32.33	—	—	—	—	305,710	5.3	$38.62
2024	117,379		4.4	2.0	$33.15	190,466	6.3	3.3	$29.94	—	—	—	—	307,845	5.3	$31.16
Thereafter	1,034,807	(2)(3)	38.9	17.8	$36.85	1,975,640	64.9	34.0	$20.47	29,882	30.9	0.5	$54.72	3,040,329	52.4	$26.38
Signed Leases Not Commenced	96,223		3.6	1.7	—	9,583	0.3	0.2	—	—	—	—	—	105,806	1.8	—
Available	180,320		6.8	3.1	—	51,804	1.7	0.9	—	—	—	—	—	232,124	4.0	—
Total (4)	2,660,260		100.0%	45.8%	$32.35	3,045,333	100.0%	52.5%	$24.08	96,707	100.0%	1.7%	$112.48	5,802,300	100.0%	$29.35

Third Quarter 2015 Supplemental Information	Page 29

LEASE EXPIRATIONS (CONTINUED)

As of September 30, 2015

Notes:

(1)
Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent for leases expiring during the applicable period, by (ii) square footage under such expiring leases. Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements)) for the month ended September 30, 2015 for the leases expiring during the applicable period by (ii) 12 months.

(2)
The expirations include 11,917 square feet currently leased by Wells Fargo Bank at Torrey Reserve Campus through September 30, 2015, which ECG Management Consultants Inc. has signed an agreement to lease beginning on January 1, 2016 through January 31, 2020, with an option to extend lease through December 31, 2025.

(3)
The expirations include 35,187 square feet currently leased by multiple tenants at Lloyd District Portfolio through various expiration dates, for which The State of Oregon, by and through its Department of Environmental Quality has signed an agreement to lease such space beginning November 1, 2016 through October 31, 2031 with options to extend the lease through October 31, 2041.

(4)	Individual items may not add up to total due to rounding.

Third Quarter 2015 Supplemental Information	Page 30

PORTFOLIO LEASED STATISTICS

	At September 30, 2015					At September 30, 2014
Type	Size		Leased (1)		Leased %	Size		Leased (1)		Leased %
Overall Portfolio (2) Statistics
Retail Properties (square feet)	3,045,333	(3)	2,993,529		98.3%	3,067,657		3,027,638		98.7%
Office Properties (square feet)	2,660,260		2,479,940		93.2%	2,644,792		2,376,653		89.9%
Multifamily Properties (units)	1,099		1,004		91.4%	922		889		96.4%
Mixed-Use Properties (square feet)	96,707		96,707		100.0%	96,707		96,179		99.5%
Mixed-Use Properties (units)	369		331	(4)	89.6%	369		305	(4)	82.6%

Same-Store(2) Statistics
Retail Properties (square feet)	3,045,333		2,993,529		98.3%	3,067,657		3,027,638		98.7%
Office Properties (square feet)	1,584,622	(5)	1,559,361		98.4%	1,587,564	(5)	1,494,284		94.1%
Multifamily Properties (units)	922	(6)	863		93.6%	922		889		96.4%
Mixed-Use Properties (square feet)	96,707		96,707		100.0%	96,707		96,179		99.5%
Mixed-Use Properties (units)	369		331	(4)	89.6%	369		305	(4)	82.6%

Notes:

(1)
Leased square feet includes square feet under lease as of each date, including leases which may not have commenced as of that date. Leased units for our multifamily properties include total units rented as of that date.

(2)	See Glossary of Terms.

(3)	Excludes Rancho Carmel Plaza, which was sold on August 6, 2015.

(4)	Represents average occupancy for the nine months ended September 30, 2015 and 2014.

(5)	The same-store portfolio excludes Torrey Reserve Campus and Lloyd District Portfolio due to significant redevelopment activity.

(6)	The same-store portfolio excludes the Velomor building at Hassalo on Eighth, which was placed into operations and available for occupancy on July 2, 2015.

Third Quarter 2015 Supplemental Information	Page 31

TOP TENANTS - RETAIL

As of September 30, 2015
	Tenant	Property(ies)	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Retail	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Retail	Annualized Base Rent as a Percentage of Total
1	Kmart	Waikele Center	6/30/2018	119,590	3.9%	2.1%	$4,544,420	6.2%	2.7%
2	Lowe's	Waikele Center	5/31/2018	155,000	5.1	2.7	4,460,079	6.1	2.6
3	Sports Authority	Waikele Center, Carmel Mountain Plaza	7/18/2018 11/30/2018	90,722	3.0	1.6	2,133,950	2.9	1.3
4	Nordstrom Rack	Carmel Mountain Plaza, Alamo Quarry Market	9/30/2022 10/31/2022	69,047	2.3	1.2	1,990,316	2.7	1.2
5	Sprouts Farmers Market	Solana Beach Towne Centre, Carmel Mountain Plaza, Geary Marketplace	6/30/2019 3/31/2025 9/30/2032	71,431	2.3	1.2	1,919,436	2.6	1.1
6	Marshalls	Carmel Mountain Plaza, Solana Beach Towne Centre	1/31/2019 1/31/2025	68,055	2.2	1.2	1,258,083	1.7	0.7
7	Old Navy	South Bay Marketplace, Waikele Center, Alamo Quarry Market	4/30/2016 7/31/2016 9/30/2017	59,780	2.0	1.0	*	*	*
8	Vons	Lomas Santa Fe Plaza	12/31/2017	49,895	1.6	0.9	1,216,700	1.7	0.7
9	Regal Cinemas	Alamo Quarry Market	3/31/2018	72,447	2.4	1.2	1,122,929	1.5	0.7
10	Gap	Del Monte Center, Waikele Center, Alamo Quarry Market	9/20/2020 2/28/2022 4/30/2024	36,614	1.2	0.6	982,039	1.3	0.6
	Top 10 Retail Tenants Total			792,581	26.0%	13.7%	$19,627,952	26.7%	11.6%

*	Data withheld at tenant's request.

Third Quarter 2015 Supplemental Information	Page 32

TOP TENANTS - OFFICE

As of September 30, 2015
	Tenant	Property	Lease Expiration	Total Leased Square Feet	Rentable Square Feet as a Percentage of Total Office	Rentable Square Feet as a Percentage of Total	Annualized Base Rent	Annualized Base Rent as a Percentage of Total Office	Annualized Base Rent as a Percentage of Total
1	salesforce.com	The Landmark at One Market	6/30/2019 4/30/2020 5/31/2021	254,118	9.6%	4.4%	$13,423,688	15.6%	7.9%
2	Autodesk, Inc.	The Landmark at One Market	12/31/2017 12/31/2018	114,664	4.3	2.0	5,733,597	6.7	3.4
3	Veterans Benefits Administration	First & Main	8/31/2020	93,572	3.5	1.6	3,006,453	3.5	1.8
4	Insurance Company of the West	Torrey Reserve Campus	12/31/2016	81,040	3.0	1.4	2,676,783	3.1	1.6
5	Clearesult Operating, LLC (as successor to Portland Energy Conservation)	First & Main	4/30/2025	101,848	3.8	1.8	2,503,140	2.9	1.5
6	Caradigm USA LLC	City Center Bellevue	8/14/2017	68,956	2.6	1.2	2,298,303	2.7	1.3
7	Alliant International University	One Beach Street	10/31/2019	64,161	2.4	1.1	2,234,739	2.6	1.3
8	Treasury Call Center	First & Main	8/31/2020	63,648	2.4	1.1	2,184,302	2.5	1.3
9	HDR Engineering, Inc.	City Center Bellevue	12/31/2017	57,238	2.2	1.0	2,044,876	2.4	1.2
10	California Bank & Trust	Torrey Reserve Campus	2/29/2024	34,731	1.3	0.6	1,654,219	1.9	1.0
	Top 10 Office Tenants Total			933,976	35.1%	16.2%	$37,760,100	43.9%	22.3%

Third Quarter 2015 Supplemental Information	Page 33

APPENDIX

Third Quarter 2015 Supplemental Information	Page 34

GLOSSARY OF TERMS

Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA): EBITDA is a non-GAAP measure that means net income or loss plus depreciation and amortization, net interest expense, income taxes, gain or loss on sale of real estate and impairments of real estate, if any. EBITDA is presented because it approximates a key performance measure in our debt covenants, but it should not be considered an alternative measure of operating results or cash flow from operations as determined in accordance with GAAP. The reconciliation of net income to EBITDA for the three and nine months ended September 30, 2015 and 2014 is as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Net income	$19,026	$9,090	$42,689	$21,099
Depreciation and amortization	15,761	16,352	46,154	50,902
Interest expense	11,258	13,325	34,250	40,396
Interest income	(9)	(44)	(35)	(101)
Income tax expense	356	665	475	494
Gain on sale of real estate	(7,121)	—	(7,121)	—
EBITDA	$39,271	$39,388	$116,412	$112,790

Funds From Operations (FFO): FFO is a supplemental measure of real estate companies' operating performances. The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as follows: net income, computed in accordance with GAAP plus depreciation and amortization of real estate assets and excluding extraordinary items, gains and losses on sale of real estate and impairment losses. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation of FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

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GLOSSARY OF TERMS (CONTINUED)

Funds Available for Distribution (FAD): FAD is a supplemental measure of our liquidity. We compute FAD by subtracting from FFO As Adjusted tenant improvements, leasing commissions and maintenance capital expenditures, eliminating the net effect of straight-line rents, amortization of above (below) market rents for acquisition properties, the effects of other lease intangibles, adding noncash amortization of deferred financing costs and debt fair value adjustments, adding noncash compensation expense, and adding (subtracting) unrealized losses (gains) on marketable securities. FAD provides an additional perspective on our ability to fund cash needs and make distributions by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating FAD and, accordingly, our FAD may not be comparable to other REITs.

Net Operating Income (NOI): We define NOI as operating revenues (rental income, tenant reimbursements, lease termination fees, ground lease rental income and other property income) less property and related expenses (property expenses, ground lease expense, property marketing costs, real estate taxes and insurance). NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expense, other nonproperty income and losses, gains and losses from property dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. Since NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. However, NOI should not be viewed as an alternative measure of our financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact our results from operations.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Reconciliation of NOI to net income	2015	2014	2015	2014
Total NOI	$45,628	$44,070	$132,573	$125,974
General and administrative	(6,357)	(4,682)	(16,161)	(13,929)
Depreciation and amortization	(15,761)	(16,352)	(46,154)	(50,902)
Interest expense	(11,258)	(13,325)	(34,250)	(40,396)
Gain on sale of real estate	7,121	—	7,121	—
Other income (expense), net	(347)	(621)	(440)	352
Net income	19,026	9,090	42,689	21,099
Net income attributable to restricted shares	(32)	(95)	(115)	(259)
Net loss attributable to unitholders in the Operating Partnership	(5,432)	(2,578)	(12,277)	(6,108)
Net income attributable to American Assets Trust, Inc. stockholders	$13,562	$6,417	$30,297	$14,732

Overall Portfolio: Includes all operating properties owned by us as of September 30, 2015.

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GLOSSARY OF TERMS (CONTINUED)

Same-Store Portfolio, Non-Same Store Portfolio and Redevelopment Same-Store: Information provided on a same-store basis includes the results of properties that we owned and operated for the entirety of both periods being compared except for properties for which significant redevelopment or expansion occurred during either of the periods being compared, properties under development, properties classified as held for development and properties classified as discontinued operations. Information provided on a redevelopment same-store basis includes the results of properties undergoing significant redevelopment for the entirety or portion of both periods being compared. The following table shows the properties included in the same-store, non-same store and redevelopment same-store portfolio for the comparative periods presented.

	Comparison of Three Months Ended			Comparison of Nine Months Ended
	September 30, 2015 to 2014			September 30, 2015 to 2014
	Same-Store	Non Same-Store	Redevelopment Same-Store	Same-Store	Non Same-Store	Redevelopment Same-Store
Retail Properties
Carmel Country Plaza	X		X	X		X
Carmel Mountain Plaza	X		X	X		X
South Bay Marketplace	X		X	X		X
Lomas Santa Fe Plaza	X		X	X		X
Solana Beach Towne Centre	X		X	X		X
Del Monte Center	X		X	X		X
Geary Marketplace	X		X	X		X
The Shops at Kalakaua	X		X	X		X
Waikele Center	X		X	X		X
Alamo Quarry Market	X		X	X		X
Office Properties
Torrey Reserve Campus		X	X		X	X
Solana Beach Corporate Centre	X		X	X		X
The Landmark at One Market	X		X	X		X
One Beach Street	X		X	X		X
First & Main	X		X	X		X
Lloyd District Portfolio		X	X		X	X
City Center Bellevue	X		X	X		X
Multifamily Properties
Loma Palisades	X		X	X		X
Imperial Beach Gardens	X		X	X		X
Mariner's Point	X		X	X		X
Santa Fe Park RV Resort	X		X	X		X
Hassalo on Eighth		X			X
Mixed-Use Properties
Waikiki Beach Walk - Retail	X		X	X		X
Waikiki Beach Walk - Embassy Suites™	X		X	X		X
Development Properties
Torrey Point (formerly Sorrento Pointe) - Land		X			X
Torrey Reserve - Land		X			X
Solana Beach Corporate Centre - Land		X			X
Solana Beach - Highway 101 - Land		X			X
Lloyd District Portfolio - Land		X			X
Tenant Improvements and Incentives: Represents not only the total dollars committed for the improvement (fit-out) of a space as it relates to a specific lease but may also include base building costs (i.e. expansion, escalators, new entrances, etc.) which are required to make the space leasable. Incentives include amounts paid to tenants as an inducement to sign a lease that do not represent building improvements.

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